                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            CORE LABORATORIES, N.V.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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
                             CORE LABORATORIES N.V.
                                 HERENGRACHT 424
                                1017 BZ AMSTERDAM
                                 THE NETHERLANDS

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 28, 1998

To The Shareholders:

         The 1998 Annual Meeting of the Shareholders (the "Annual Meeting") of Core Laboratories N.V., a limited liability company organized under the laws of The Netherlands (the "Company"), will be held at the law offices of Nauta Dutilh, Weena 750, 3014 DA Rotterdam, The Netherlands, on Friday, May
28, 1998 at 10:00 a.m., local time, for the following purposes:

         1. To elect eight members (each, a "Supervisory Director") to the Board of Supervisory Directors of the Company (the "Supervisory Board"), consisting of three Class I Supervisory Directors, three Class II Supervisory Directors and two Class III Supervisory Directors, to serve until the annual meeting of shareholders in 1999, 2000 and 2001, respectively, and until their successors shall have been duly elected and qualified;

         2. To confirm and adopt the Dutch Statutory Annual Accounts of the Company for the fiscal year ending December 31, 1997 (the "Annual Accounts");

         3. To approve the extension of the authority of the Management Board of the Company (the "Management Board") to repurchase up to 10% of the outstanding share capital of the Company until November 28, 1999 at a price of not more than $200 per share;

         4. To approve the extension of the authority of the Supervisory Board to issue and/or to grant rights (including options to purchase) on common and/or preferred shares of the Company until May 28, 2003;

         5. To approve the extension of the authority of the Supervisory Board to limit or exclude the preemptive right of the holders of the common shares of the Company until May 28, 2003;

         6. To approve an amendment to the Articles of Association, as amended, to increase the authorized share capital of the Company from 30,000,000 common shares to 100,000,000 common shares;

         7. To approve an amendment to the Articles of Association, as amended, to provide that dividends otherwise than in cash may be authorized by the Supervisory Board;

         8. To ratify and approve an interim dividend authorized by the Supervisory Board to satisfy amounts otherwise owed by the shareholders under the laws of The Netherlands for the stock split effected in December 1997;

         9. To ratify and approve the appointment of Arthur Andersen LLP as the Company's independent public auditors for the fiscal year ending December 31, 1998; and

         10. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Copies of the Annual Accounts, the report of the Management Board, the proposed amendments to the Articles of Association and the list of nominees for the Supervisory Board are open for inspection at the offices of the Company, located at Herengracht 424, 1017 BZ Amsterdam, The Netherlands, Attention: Mr. Jacobus Schouten, by registered shareholders and other persons entitled to attend meetings of shareholders of the Company. Such copies will be open for inspection from the date hereof until the close of the Annual Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF WHETHER YOU PLAN TO ATTEND. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU ARE PRESENT AT THE ANNUAL MEETING AND WISH TO DO SO, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON.

                               By Order of the Board of Supervisory Directors,


                               Jacobus Schouten

                               SUPERVISORY DIRECTOR



April 30, 1998
Amsterdam, The Netherlands

                             CORE LABORATORIES N.V.
                                 HERENGRACHT 424
                                1017 BZ AMSTERDAM
                                 THE NETHERLANDS

                          -----------------------------


                                 PROXY STATEMENT

                          -----------------------------


                     SOLICITATION AND REVOCATION OF PROXIES


         The accompanying proxy is being solicited by and on behalf of the Board of Supervisory Directors (the "Supervisory Board") of Core Laboratories N.V. (the "Company") for use at the 1998 Annual Meeting of the Shareholders of the Company (the "Annual Meeting") to be held at the law offices of Nauta Dutilh, Weena 750, 3014 DA Rotterdam, The Netherlands, on Friday, May 29th, 1998 at 10:00 a.m., local time. If the accompanying proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon, or, if no directions are indicated, it will be voted in favor of the proposals described in this Proxy Statement. Any shareholder giving a proxy has the power to revoke it by oral or written notice to the Secretary of the Company at any time before it is voted.

         The solicitation of proxies by the Supervisory Board will be conducted by mail. In addition, certain members of the Supervisory Board (each, a "Supervisory Director"), officers and regular employees of the Company may solicit proxies in person or by facsimile, telex or telephone. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. The Company will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners of the common shares, par value NLG .03 per share, of the Company (the "Common Shares").

         At the close of business on April 1, 1998, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 24,776,913 Common Shares outstanding, each of which is entitled to one vote. The class of Common Shares is the only class of capital stock of the Company outstanding and entitled to notice of and to vote at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the outstanding Common Shares is required for a quorum. Common Shares abstained from voting will have the effect of a vote against a proposal. Broker non-votes will not be counted to determine the shareholders entitled to vote on a proposal, and will not affect the outcome of the vote on such matter.

         A copy of the Company's Annual Report on Form 10-K, including the financial statements, schedules and exhibits thereto, may be obtained without charge by written request to John D. Denson, Secretary, in care of Core Laboratories, Inc., 5295 Hollister Road, Houston, Texas 77040.

         This Proxy Statement and the accompanying proxy were first mailed to shareholders on or about May 2, 1998.


                                     ITEM 1.

                        ELECTION OF SUPERVISORY DIRECTORS

         The Amended and Restated Articles of Association of the Company (the "Articles of Association") provide for one or more Supervisory Directors. The Supervisory Directors are proposed by the Supervisory Board and elected at each annual meeting of shareholders by the affirmative vote of the holders of a majority of the Common Shares present in person or by proxy. The shareholders may override the proposal of the Supervisory Board by a vote of two-thirds of the votes cast at the meeting if more than one-half of the outstanding share capital is present or represented. The Supervisory Board is divided into Classes I, II and III, the terms of office of which are scheduled to expire on the dates of the annual meeting of shareholders in 1999, 2000 and 2001, respectively.

         The Supervisory Board is proposing the election of eight Supervisory Directors at the Annual Meeting. Three of the nominees (Bob G. Agnew, Jacobus Schouten and James A. Read) will be elected as Class I Supervisory Directors for a term expiring 1999, three of the nominees (Joseph R. Perna, David M. Demshur and Timothy J. Probert) will be elected as Class II Supervisory Directors for a term expiring 2000 and two of the nominees (Richard L. Bergmark and Stephen D. Weinroth) will be elected as Class III Supervisory Directors for a term expiring 2001. At each future Annual Meeting of shareholders, the successors to the class of Supervisory Directors whose terms shall expire that year shall be elected to hold office for a term of three years and until their respective successors shall have been duly elected and qualified. All of the nominees for Supervisory Directors are presently members of the Supervisory Board.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed below. If at the time of or prior to the Annual Meeting any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute or substitutes designated by the Supervisory Board. The Supervisory Board has no reason to believe that any substitute nominee or nominees will be required. No proxy will be voted for a greater number of persons than the number of nominees named herein.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR SUPERVISORY DIRECTOR AS SET FORTH ABOVE, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

         The following table sets forth the names, ages and titles of the persons who have been nominated for election as Supervisory Directors:

                CLASS I SUPERVISORY DIRECTORS (TERM EXPIRES 1999)

NAME                                              AGE                             POSITION
----                                              ---                             --------
Bob G. Agnew..................................... 67   Supervisory Director
Jacobus Schouten................................. 43   Supervisory Director
James A. Read.................................... 48   Supervisory Director

               CLASS II SUPERVISORY DIRECTORS (TERM EXPIRES 2000)

NAME                                              AGE                             POSITION
----                                              ---                             --------
Joseph R. Perna.................................. 54   Supervisory Director
David M. Demshur................................. 43   President, Chief Executive Officer and Supervisory Director
Timothy J. Probert............................... 46   Supervisory Director

           CLASS III SUPERVISORY DIRECTORS (FOR TERM EXPIRING IN 2001)

NAME                                              AGE                             POSITION
----                                              ---                             --------
Richard L. Bergmark.............................. 44   Chief Financial Officer, Treasurer and Supervisory Director
Stephen D. Weinroth.............................. 59   Chairman of the Supervisory Board and Supervisory Director

         Set forth below is a brief description of the business experience and length of service of the Supervisory Directors.

         Bob G. Agnew was, until his retirement in January 1994, Manager of Drilling for International Operations for Exxon Company International (a division of Exxon Corporation) and a member of the Production Advisory Committee of Exxon Production Research Company. Mr. Agnew is a member of the Society of Petroleum Engineers and has served on its Drilling Technical Committee. He has served as a Supervisory Director since 1995.

         Richard L. Bergmark joined Western Atlas International, Inc. ("Western Atlas") as Treasurer in 1987. In 1991, he became the Area Manager for Finance and Administration for Europe, Africa and the Middle East operations of Western Geophysical, and in 1994 he became Chief Financial Officer of the Company. Mr. Bergmark presently serves as Chief Financial Officer, Treasurer and a Supervisory Director of the Company. He has served as a Supervisory Director since 1995.

         David M. Demshur joined the Company in 1979 and has held various operating positions since that date, including Manager of Geological Sciences, Vice President of Europe, Africa and the Middle East in 1989, Senior Vice President of Petroleum Services in 1991 and President in 1994. Mr. Demshur presently serves as President, Chief Executive Officer and a Supervisory Director of the Company. He has served as a Supervisory Director since 1994. Mr. Demshur is a member of the Society of Petroleum Engineers, the American Association of Petroleum Geologists, Petroleum Exploration Society of Great Britain and the Society of Core Analysts Section of the Society of Professional Well Loggers Association.

         Joseph R. Perna joined the Company as General Manager in 1985. In 1991, he was promoted to Senior Vice President, with responsibility for certain Laboratory Services operations and the Technology Products Division, a position he held until his retirement from the Company on March 31, 1998. Mr. Perna has served as a Supervisory Director since 1995.

         Timothy J. Probert has served as the President of Baker Hughes, Inteq (a business unit of Baker Hughes Inc., a diversified oil service company ("Baker Hughes")) since September 1995 and Vice President of Baker Hughes since March 1994. He joined Baker Hughes in 1972, where he has held various management positions, including Vice President of Drilling and Evaluation Technology for Baker Hughes Inteq, President of Eastman Teleco, President of Milpark Drilling Fluids and Vice President of Marketing for Baker Sand Control. Mr. Probert has served as a Supervisory Director since 1995.

         James A. Read is a member of the board of directors of Mezzanine Management Limited, the firm which has served as the investment advisor to First Britannia Mezzanine N.V. ("First Britannia") since First Britannia's formation in 1988. First Britannia is an investment company whose funds are provided by institutional investors, and it has been a mezzanine lender to, and investor in, the Company since the purchase of the Company from Western Atlas in 1994. Mr. Read has been a Director of the Company since the purchase from Western Atlas and is also a member of the board of directors of various European companies.

         Jacobus Schouten has been an executive officer of First Britannia since 1989. Mr. Schouten has been a Supervisory Director of the Company since 1994, and he is a member of the board of directors of various European companies, including CB Holdings SA.

         Stephen D. Weinroth is a Partner of Anderson, Weinroth & Co., L.P., an investment firm, and a Managing Director of First Britannia, which position he has held since its inception in 1988. From 1993 to 1995, he served as Co-Chairman and Co-Executive Officer of VETTA Sports, Inc., an international bicycle parts and accessories producer and distributor. Mr. Weinroth has been a Supervisory Director since 1994, the Chairman of the Supervisory Board since 1995 and is a member of the board of directors of Hovnanian Enterprises, Inc.

EXECUTIVE OFFICERS

         The Executive Officers of the Company (each, an "Executive Officer") currently are David M. Demshur, Richard L. Bergmark and John D. Denson. In addition, Mr. Perna was an Executive Officer of the Company until his retirement on March 31, 1998. Biographical information regarding Messrs. Demshur, Perna and Bergmark is set forth above. The following biography describes the business experience of the remaining Executive Officer. The Executive Officers are not Managing Directors of the Company for purposes of Dutch law.

         John D. Denson joined Western Atlas as Division Counsel in 1992, with responsibility for the Core Laboratories division. Mr. Denson, who is 40 years of age, presently serves as Vice President, General Counsel and Secretary of the Company. Mr. Denson is a member of the State Bar of Texas.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information, as of April 1, 1998, with respect to the Common Shares beneficially owned by (i) each person known by the Company to own beneficially five percent or more of the Common Shares, (ii) each Supervisory Director and nominee for Supervisory Director, (iii) each of the Executive Officers and (iv) all Supervisory Directors, nominees for Supervisory Director and Executive Officers as a group.





                                                                        AMOUNT OF
                                                                      COMMON SHARES          PERCENT
                                                                      AND NATURE OF            OF
NAME OF BENEFICIAL OWNER(1)                                        BENEFICIAL OWNERSHIP      CLASS
---------------------------                                        ---------------------   ----------

First Britannia Mezzanine N.V.(2) ..........................               4,202,534         17.0
Pilgrim Baxter & Associates Ltd (3) ........................               1,914,000          7.7
Franklin Resource Inc.(4) ..................................               1,721,000          6.9
Invesco MIN PLC(5) .........................................               1,349,000          5.4
Stephen D. Weinroth(6) .....................................                 600,850          2.4
David M. Demshur ...........................................                 438,834          1.8
Richard L. Bergmark ........................................                 199,612            *
Joseph R. Perna ............................................                 157,413            *
John D. Denson .............................................                  22,998            *
Timothy J. Probert .........................................                   6,000            *
Bob G. Agnew ...............................................                   4,600            *
James A. Read ..............................................                   4,000            *
Jacobus Schouten ...........................................                      --           --
All Supervisory Directors, nominees for Supervisory
   Director and Executive Officers as a group ..............               1,434,307          5.7




----------------------------

*     Less than one percent.

(1) Unless otherwise indicated, each person has sole voting power and investment power with respect to the Common Shares listed.

(2) The business address of First Britannia is de Ruyterkade 62, Curacao, Netherlands Antilles.

(3) As reported on the Schedule 13G/A dated February 17, 1998. The business address of Pilgrim Baxter & Associates LTD is 825 Dupartail Road, Wayne, PA 19087.

(4) As reported on the Schedule 13G dated January 30, 1998, the shares reported by Franklin Resource are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct or indirect investment advisory subsidiaries of Franklin. Such advisory contracts grant to the advisory subsidiaries all investment and/or voting power over the shares. Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") each own in excess of 10% of the outstanding Common Stock of Franklin Resource and are the principal shareholders of Franklin Resource. Franklin Resource and the Principal Shareholders may be deemed to be, for purposes of Rule 13d-3 under the 1934 Act, the beneficial owner of securities held by persons and entities advised by Franklin Resource subsidiaries. Franklin Resource, the Principal Shareholders and each of the advisory subsidiaries disclaim economic interest or beneficial ownership in any of the shares. The business address of Franklin Resource is 901 Mariners Island Blvd., 6th Floor, San Mateo, CA 94404.

(5) As reported on the Schedule 13G dated February 9, 1998, Invesco MIN PLC holds their shares in various subsidiaries for which it shares voting power. Invesco's business address is 11 Devonshire Square, London EC2M 4YR England.

(6) Mr. Weinroth is a Managing Director of First Britannia, and the numbers above do not reflect any Common Shares owned by First Britannia.

COMMITTEES OF THE SUPERVISORY BOARD

         The Supervisory Board has two standing committees, the identities, memberships and functions of which are described below.

         Audit Committee. The members of the Audit Committee of the Supervisory Board (the "Audit Committee") are Messrs. Agnew and Weinroth. The Audit Committee's functions include making recommendations concerning the engagement of independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, approving professional services provided by the independent auditors and reviewing the adequacy of the Company's internal accounting controls.

         Compensation Committee. The members of the Compensation Committee of the Supervisory Board (the "Compensation Committee") are Messrs. Read, Probert and Weinroth. The Compensation Committee's functions include a general review of the Company's compensation and benefit plans to ensure that they meet corporate objectives. The Compensation Committee reviews the Chief Executive Officer's recommendations on (i) compensation of the senior executive officers of the Company, (ii) granting of awards under the Company's stock option and other benefit plans and (iii) adopting and changing major Company compensation policies and practices. In addition to reviewing the compensation for the Chief Executive Officer, the Compensation Committee reports its recommendations to the whole Supervisory Board for approval. The Compensation Committee also administers the Company's 1995 Long-Term Incentive Plan and the 1995 Non-Employee Directors Stock Option Plan.

INFORMATION REGARDING MEETINGS

         The Supervisory Board held four meetings in 1997. The Audit Committee and the Compensation Committee each held two meetings in 1997. Each Supervisory Director attended at least 75% of the meetings of the Supervisory Board and of the committees (if any) on which such person serves, with the exception of Messrs. Read and Bergmark, who attended 50% of such meetings.

DIRECTOR COMPENSATION

         Each Supervisory Director who is not a full-time employee of the Company is paid (i) an annual retainer of $12,000, payable semiannually in arrears, (ii) $1,000 per meeting of the Supervisory Board at which such individual is present in person, (iii) $750 per meeting of any committee thereof at which such individual is present in person, (iv) an additional $500 per meeting for each committee meeting for which the individual is chairperson and
(v) reimbursement for all out of pocket expenses incurred in attending any meeting of the Supervisory Board or any committee thereof. Supervisory Directors who are full-time employees of the Company receive no compensation for serving as Supervisory Directors.

         The 1995 Nonemployee Director Stock Option Plan (the "Nonemployee Director Plan") was amended and restated May 29, 1997 to authorize an additional 100,000 common shares, for a maximum aggregate of 200,000 common shares, for grant to eligible Supervisory Directors of the Company. Pursuant to the Nonemployee Director Plan, beginning in 1996, 10,000 options will be granted to each eligible Director and 20,000 options will be granted to the Chairman on an annual basis. The options will be exercisable for a period of 10 years and will vest one year following the date of grant. The exercise price of options granted under the Plan equals the market price of the Common Shares on the date of grant.

                             EXECUTIVE COMPENSATION

         The following table summarizes, with respect to the Company's Chief Executive Officer and each of the three other most highly compensated Executive Officers whose salary and bonus compensation from the Company exceeded $100,000 in 1997 (collectively, the "Named Executive Officers"), certain information relating to the compensation earned for services rendered in all capacities during fiscal years 1995 through 1997.


                           SUMMARY COMPENSATION TABLE



                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                                                   ------------
                                                                   ANNUAL           SECURITIES
                                                                COMPENSATION(1)     UNDERLYING
                NAME AND                             FISCAL   -------------------    OPTIONS     ALL OTHER
           PRINCIPAL POSITION                         YEAR     SALARY    BONUS      (NUMBER)   COMPENSATION(2)
--------------------------------------------------  --------- -------- ----------   ---------  ---------------
David M. Demshur, President and                        1997   $246,529   $252,800     55,000   $   16,431
   Chief Executive Officer .......................     1996    215,112    131,219         --       12,790
                                                       1995    185,144    100,000     30,000       15,201
Joseph R. Perna, Senior Vice                           1997   $196,529   $152,850     40,000   $   17,406
   President (3) .................................     1996    174,093     77,695         --       13,871
                                                       1995    150,145     61,875     25,000       14,730
Richard L. Bergmark, Chief Financial                   1997   $171,019   $130,300     96,000   $   15,428
Officer and Treasurer ............................     1996    150,088     68,372         --       11,778
                                                       1995    126,927     52,500     20,000       11,563
John D. Denson, Vice President,                        1997   $128,026   $ 64,600     16,000   $   15,418
   General Counsel and Secretary .................     1996    114,059     29,550         --       11,772
                                                       1995    105,840     27,500     16,000       10,744

------------------


(1) During the years ending December 31, 1995, 1996 and 1997, perquisites for each individual named in the Summary Compensation Table aggregated less than 10% of the total annual salary and bonus reported for such individual in the Summary Compensation Table. Accordingly, no such amounts are included in the Summary Compensation Table.

(2) Consists of matching contributions and Company contributions through the Company's retirement plans and amounts paid under certain insurance plans.

(3)      Mr. Perna retired from the Company on March 31, 1998.

STOCK OPTION GRANTS

         The following table sets forth certain information with respect to stock option grants made to the Named Executive Officers during 1997 under the Company's 1995 Long-Term Incentive Plan, as amended (the "Stock Option Plan").



                                             OPTION GRANTS IN LAST FISCAL YEAR
                                                     INDIVIDUAL GRANTS

                                      NUMBER OF       % OF TOTAL                                     POTENTIAL REALIZABLE VALUE
                                      SECURITIES       OPTIONS                                         AT ASSUMED ANNUAL RATES
                                      UNDERLYING      GRANTED TO       EXERCISE OR                        OF-STOCK-PRICE
                                       OPTIONS         EMPLOYEES       BASE PRICE   EXPIRATION            APPRECIATION-FOR
NAME                                   GRANTED          IN 1997          ($/SH)        DATE                OPTION TERM(1)
----                                  ---------       -----------      -----------  ----------       ---------------------------
                                                                                                        5%              10%
                                                                                                     -----------    -----------
David M. Demshur..............          55,000              6.7%           8.375     2/28/2007          750,310      1,194,743
Joseph R. Perna...............          40,000              4.9            8.375     2/28/2007          545,680        868,904
Richard L. Bergmark...........          96,000             11.8            8.375     2/28/2007        1,309,631      2,085,369
John D. Denson................          16,000              2.0            8.375     2/28/2007          218,272        347,561


------------------


(1) The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price of common shares appreciate in value from the date of grant at the 5% and 10% annual rates prescribed by the Securities and Exchange Commission and therefore is not intended to forecast possible future appreciation, if any, of the price of common shares.

1997 OPTION EXERCISES AND YEAR-END VALUE TABLE

         The following table sets forth for the Named Executive Officers in the Summary Compensation Table above information regarding options held by them at December 31, 1997.



                              SHARES                             SECURITIES UNDERLYING         VALUE OF SECURITIES UNDERLYING
                             ACQUIRED                             UNEXERCISED OPTIONS                UNEXERCISED OPTIONS
                                ON                              HELD AT DECEMBER 31, 1997        HELD AT DECEMBER 31, 1997(1)
                             EXERCISE       VALUE             ------------------------------   --------------------------------
 NAME                        OF OPTION     REALIZED           EXERCISABLE      UNEXERCISABLE    EXERCISABLE       UNEXERCISABLE
 ----                        ---------     --------           -----------      -------------    -----------       -------------
David M. Demshur...........     --            --                 28,750            56,250         314,141           580,547
Joseph R. Perna............     --            --                 22,500            42,500         247,656           441,406
Richard L. Bergmark........     --            --                 34,000            82,000         353,125           818,125
John D. Denson.............     --            --                 12,000            20,000         135,250           212,750


------------------


(1) Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of the Common Shares on December 31, 1997 was $18-1/16, based on the average of the high and low sales prices on the Nasdaq Stock Market on such date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Supervisory Directors, Executive Officers and persons who own more than ten percent of the Common Shares to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Shares with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market. Supervisory Directors, Executive Officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

         To the Company's knowledge based solely on its review of the copies of such reports received by the Company and on written representations by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ending December 31, 1997, all Section 16(a) filing requirements applicable to its Supervisory Directors, Executive Officers and ten percent shareholders were complied with, except that First Britannia was one day late on the filing of a Form 4.

TRANSACTIONS WITH MANAGEMENT AND CERTAIN SHAREHOLDERS

         Set forth below is a description of certain transactions entered into between the Company and certain of its Supervisory Directors, nominees for Supervisory Director and shareholders.

Transactions with Shareholders

         The Company and the holders of Common Shares prior to the initial public offering of the Company are parties to a Registration Rights Agreement, dated as of September 15, 1995 (the "Registration Rights Agreement"). Upon the request from one or more shareholders holding at least 15% of the then-outstanding Common Shares (the "Requesting Holders"), the Company is required to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") to register the Common Shares held by the Requesting Holders and any other shareholders who are parties to the Registration Rights Agreement and who desire to sell Common Shares. The holders of Common Shares who are parties to the Registration Rights Agreement are subject to a maximum of two requests in total as well as a maximum of one request in any three-month period. Subject to certain conditions and limitations, the Registration Rights Agreement provides that holders of registrable Common Shares may participate in a registration by the Company of any of its Common Shares in an underwritten offering. In the case of both types of registration, the number of Common Shares that may be registered is subject to limitation if the managing underwriter determines that market conditions require such a limitation. The rights conferred by the Registration Rights Agreement are transferable to transferees of the Common Shares. The Company is generally required to bear all registration expenses (other than underwriting discounts and commissions) in connection with these registrations.

         In May 1997, the Company acquired all of the capital stock of Saybolt International B.V., a private limited liability company organized under the laws of The Netherlands (the "Saybolt Acquisition"). In connection with the Saybolt Acquisition, Anderson Weinroth & Co. L.P., of which Mr. Weinroth is a principal, received investment banking fees of $1,615,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1997, no Executive Officer served as (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Supervisory Director or (ii) a director of another entity, one of whose executive officers served on the Supervisory Board or the board of directors of a subsidiary of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee's responsibilities are (1) to oversee the development of the compensation program for the Company's officers and managerial employees, (2) to administer the incentive and stock option plans, including approval of grants and awards under these plans and (3) to establish the compensation program for the Chief Executive Officer and the other executive officers. With the assistance of an independent consultant, the Compensation Committee completed a comprehensive review of the management compensation program. The Compensation Committee also reviewed market compensation trends and established the compensation program for nonemployee Supervisory Directors. During 1997, the Compensation Committee was comprised of the following Supervisory Directors, all of whom were nonemployee Supervisory Directors of the
Company: Timothy J. Probert, James A. Read and Stephen D. Weinroth.

Executive Compensation Philosophy

         The objective of the compensation program for officers and managers is to create strong financial incentives for corporate and division officers and managers to increase profits, revenues and operating efficiency, which will lead to an increase in shareholder value. The following objectives guide the Compensation Committee in its deliberations:

         o Provide a competitive compensation program that enables the Company to attract and retain key executives and Supervisory Board members.

         o Ensure a strong relationship between the performance results of the Company or division and the total compensation received.

         o Balance both annual and longer term performance objectives of the Company.

         o Encourage executives to acquire and retain meaningful levels of Common Shares.

         o Work closely with the Chief Executive Officer to ensure that the compensation program supports the management style, objectives and culture of the Company.

         In addition to normal employee benefits, the executive total compensation program includes base salary, annual cash incentive compensation and longer term stock-based grants and awards.

         Market Comparisons. Primary market comparisons are made to oilfield service companies, adjusted for size and job responsibilities. The market comparison companies used in the development of the compensation program are broader than those used in the performance graph presented elsewhere in this Proxy Statement and are used because they are more representative of the market in which the Company competes for executive talent. Data sources include oilfield industry surveys, national survey databases and general trend data provided by consultants.

         Variable Incentives. Variable incentives, both annual and longer term, are major components of the program and are used to link pay and performance results appropriate to each executive officer or manager. Variable incentive awards and performance standards are calibrated such that total compensation will approximate the market 50th percentile when Company performance plans are achieved and exceed the 50th percentile when Company performance plans are exceeded.

         Code Section 162(m). Section 162(m) of the Code imposes a $1,000,000 limit, with certain exceptions, on the deductibility of compensation paid to each of the five highest paid Executive Officers. In particular, compensation that is determined to be "performance based" is exempt from this limitation. To be "performance based," incentive payments must use predetermined objective standards, limit the use of discretion in making awards and be certified by the Compensation Committee made up of "outside directors." It is not anticipated that any executive will receive compensation in excess of this limit during 1998 or 1999. The Compensation Committee will continue to monitor this situation and will take appropriate action if it is warranted in the future.

Executive Compensation Program

         The following is a discussion of each of the principal components of the executive total compensation program.

         Base Salary. The base salary program targets the median of the primary comparison group for corporate and divisional officers and managers. Each executive is reviewed individually on an annual basis. Salary adjustments are based on the individual's experience and background, the individual's performance during the prior year, the general movement of salaries in the marketplace and the Company's financial position. As a result of these factors, an executive's base salary may be above or below the targeted median at any point in time.

         Annual Incentive Compensation. The Company administers an annual incentive plan for its corporate and divisional officers and managers. The goal of the plan is to reward participants in proportion to (i) the performance of the Company as a whole and the division for which they have direct responsibility and (ii) their individual contributions to the Company's success.

         For 1997, corporate participants were measured on EBIT, return on equity and earning per share, while division participants were also measured on working capital management. In addition, a discretionary component was included as part of the plan to recognize outstanding effort and dedication. The measures were weighted substantially equally.

         If budgeted performance is achieved, the resulting incentive awards, in combination with base salary, are targeted at the 50th percentile of the market. During 1997, actual corporate performance results exceeded the budget, due in part to the substantial growth of the Company through acquisitions. The price of the Company's Common Shares also more than [doubled] during the year. As a result of these achievements, cash compensation levels, including the special bonus paid to the executive officers, were greater than the 50th percentile.

         Supplemental Executive Retirement Plan. The Company has adopted the Core Laboratories Supplemental Executive Retirement Plan (the "SERP"), effective July 1, 1997, for the benefit of certain key employees and outside directors of the Company. The SERP was established to provide additional retirement income to the participants and death benefits to the participants' surviving spouses as a reward for the participants' contributions to the success and growth of the Company. The four participants in the SERP are Richard L. Bergmark, David M. Demshur, Joseph R. Perna and Stephen D. Weinroth. Each participant is entitled to receive a retirement benefit of $250,000 per year, which begins on the participant's 65th birthday and is paid in annual installments until the participant's death. If the participant dies before he begins receiving his retirement benefit, the surviving spouse of the deceased participant is entitled to receive $225,000 each year for 15 years. Each participant's benefit under the SERP is fully vested and fully accrued. There is no possibility of forfeiture of the benefit except in the event of termination for cause.

         The Company has purchased an insurance policy on the lives of Messrs. Bergmark, Demshur and Perna to assist it in providing benefits under the SERP. The Company is the owner and beneficiary of the three policies. The Company is obligated to pay the total premium of $319,500 each year until the policies are paid up (which is anticipated to be eight years). The first premium of $319,500 was paid by the Company on June 12, 1997. Based on actuarial calculations (including a 12% interest rate assumption), the Company expects that the death benefits paid to the Company under the insurance policies will be sufficient to cover the costs of the SERP benefits and the policy premium payments. However, to the extent the death benefits under the policies are insufficient to cover those costs, the Company is obligated to pay the remainder out of its other general assets and absorb any shortfall. In the event of a "change of control," the Company is obligated under the related trust agreement to fully fund the amount of the retirement benefits and death benefits of all four participants and their spouses. The amount of the "change of control" contribution is the lesser of (i) the total amount due under the terms of the SERP or (ii) the amount of unpaid premiums on any insurance policies held by the trust through the seventh anniversary of the date of the purchase of each such policy.

         Stock Based Compensation. Stock ownership by corporate and divisional management is encouraged through the use of a stock plan that provides for the award of Common Share options and awards. The Compensation Committee and management believe that widespread Common Share ownership by key employees is an important means of encouraging superior performance and employee retention. Common Share option grants are considered annually based on competitive multiples of base salary. Senior executives typically have a higher multiple and, as a result, have a greater portion of their total compensation linked to the longer term success of the Company. In determining the appropriate grant multiples, the Company targets the market median among publicly-held oilfield service companies of similar size.

Compensation of the Chief Executive Officer

         The Chief Executive Officer, David M. Demshur, participates in the executive compensation program described above. In establishing the base salary for Mr. Demshur, the Compensation Committee assessed the pay levels for chief executive officers in similar companies in the oilfield service industry and the profit performance of the Company. In August 1997, Mr. Demshur's base salary was increased from $215,000 to $260,000. He also received an annual incentive award of $252,800 based on the performance results achieved by the Company in 1997. The Committee made no discretionary adjustments to this award. Mr. Demshur received 55,000 stock options in 1997.

                                             COMPENSATION COMMITTEE


                                             Timothy J. Probert
                                             James A. Read
                                             Stephen D. Weinroth

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         The following performance graph compares the performance of the Common Shares to the NASDAQ Market Index and the Company's Peer Group (Input/Output Inc., Newpark Resources, Inc., Baker Hughes, Inc. and Varco International Inc.) for the period beginning September 20, 1995 and ending March 31, 1998 (the "New Peer Group"). The Company's previous peer group (the "Old Peer Group") did not include Baker Hughes, but included Production Operators Corp. Production Operators Corp. was acquired in 1997 and as a result, their common stock is no longer publicly traded. The members of the New Peer Group, while not direct competitors to the Company, have one or more attributes which are similar in nature to the Company, such as being a service provider to the international market, having high market share based upon technology innovation or operating within a unique niche. The graph assumes that the value of the investment in the Common Shares and each index was $100 at September 20, 1995 (using the initial public offering price of $6.00 for the Common Shares, after giving effect to the 2 for 1 stock split in December 1997) and that all dividends were reinvested. The Common Shares began trading on the Nasdaq Stock Market in September 1995. Prior to that time there was no market in the Common Shares and, accordingly, five year data is unavailable.

                   COMPARISON OF QUARTERLY CUMULATIVE RETURNS
                          AMONG CORE LABORATORIES N.V.,
                    PEER GROUP INDEX AND NASDAQ MARKET INDEX

                     9/20/95   12/31/95   3/31/96   6/30/96   9/30/96   12/31/96   3/31/97   6/30/97   9/30/97   12/31/97   3/31/98
                     -------   --------   -------   ------    -------   --------   -------   -------   --------   -------   -------
Core Laboratories
  N.V. ............. 100.000   100.000    102.083   120.451   129.071   135.421    141.391   187.870   222.485    225.699   260.647
Peer Group ......... 100.000   121.276    127.831   140.246   138.464   143.754    153.900   140.898   172.053    168.693   169.988
Nasdaq Market Index  100.000   104.970    109.770   113.664   116.151   123.925    126.136   143.045   150.065    152.509   168.041


         The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

         There can be no assurance that the Common Share performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future performance of the Common Shares.

                                     ITEM 2.

                           APPROVAL OF ANNUAL ACCOUNTS

         At the Annual Meeting, the shareholders will be asked to approve the Dutch Statutory Annual Accounts of the Company for the fiscal year ending December 31, 1997 (the "Annual Accounts"), as required under Dutch law and the Articles of Association. In accordance with Article 408 of the Dutch Civil Code, the Annual Accounts are the annual accounts of the Company and its participation and do not represent the consolidated accounts of the Company and all of its subsidiaries as presented in the Consolidated Financial Statements contained in the Annual Report of the Company for the year ending December 31, 1997.

         The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to adopt the Annual Accounts.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE ANNUAL ACCOUNTS, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 3.

                   EXTENSION OF AUTHORITY OF MANAGEMENT BOARD
            TO REPURCHASE SHARES OF THE SHARE CAPITAL OF THE COMPANY
     UNTIL NOVEMBER 28, 1999 AT A PRICE OF NOT MORE THAN $200.00 PER SHARE

         Under Dutch law and the current Articles of Association, the Company may, subject to certain Dutch statutory provisions, repurchase up to 10% of the Company's outstanding share capital in open market purchases at any price not to exceed $50.00 or its equivalent in other currencies. Any such purchases are subject to the approval of the Supervisory Board and the authorization of shareholders at the annual meeting of shareholders, which authorization may not continue for more than 18 months. At the 1997 annual meeting of shareholders, the shareholders authorized such repurchases until November 28, 1998.

         At the Annual Meeting, the shareholders will be asked to approve a further extension of this authority for an additional eighteen-month period from the date of the Annual Meeting until November 28, 1999 and to increase the price at which shares of the Company can be repurchased from $50.00 to $200.00. Since the initial public offering, after giving effect to the 2 for 1 stock split in December 1997, the stock price has more than quadrupled. Thus the Board of Supervisory Directors desires to have the flexibility to repurchase shares if it so chooses if the stock price were to increase above the $50.00 level.

         The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to extend the authorization of the Management Board to repurchase up to 10% of the outstanding share capital of the Company for an additional eighteen-month period from the date of the Annual Meeting.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXTENSION OF THE AUTHORITY OF THE MANAGEMENT BOARD TO REPURCHASE UP TO 10% OF THE OUTSTANDING SHARE CAPITAL OF THE COMPANY UNTIL NOVEMBER 28, 1999, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 4.

                   EXTENSION OF AUTHORITY OF SUPERVISORY BOARD
     TO ISSUE SHARES OF THE SHARE CAPITAL OF THE COMPANY UNTIL MAY 28,2003

         Under Dutch law and the Articles of Association, the Supervisory Board has the power to issue shares of the Company's share capital if and insofar as the Supervisory Board has been designated at the annual meeting of shareholders as the authorized body for this purpose. A designation of the Supervisory Board to issue shares may be effective for a specified period of up to five years and may be renewed on an annual rolling basis. In connection with the initial public offering of the Common Shares in September 1995, the shareholders authorized the Supervisory Board to issue shares and/or rights on shares for five years. This five-year period was set to expire on August 31, 2000. At the 1997 annual meeting of shareholders, the shareholders extended the designation of the Supervisory Board to issue common and/or preferred shares and/or to grant rights (including options to purchase) on common and/or preferred shares until May 28, 2002.

         At the Annual Meeting, the shareholders will be asked to approve a further extension of this authority for a five-year period from the date of the Annual Meeting until May 28, 2003.

         The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to extend the authority of the Supervisory Board to issue and/or to grant rights (including options to purchase) on common and/or preferred shares of the Company for a five-year period from the date of the Annual Meeting.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXTENSION OF THE AUTHORITY OF THE SUPERVISORY BOARD TO ISSUE AND/OR TO GRANT RIGHTS (INCLUDING OPTIONS TO PURCHASE) ON COMMON AND/OR PREFERRED SHARES OF THE COMPANY UNTIL MAY 28, 2003, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 5.

                   EXTENSION OF AUTHORITY OF SUPERVISORY BOARD
           TO LIMIT OR ELIMINATE PREEMPTIVE RIGHTS UNTIL MAY 28, 2003

         Holders of Common Shares (other than employees of the Company and its subsidiaries who are issued Common Shares pursuant to the exercise of options granted under the 1995 Long-Term Incentive Plan or the Nonemployee Director
Plan) have a pro rata preemptive right of subscription to any Common Shares issued for cash unless such right is limited or eliminated. Holders of Common Shares have no pro rata preemptive subscription right with respect to any Common Shares issued for consideration other than cash. If designated for this purpose at the annual meeting of shareholders, the Supervisory Board has the power to limit or eliminate such rights. A designation may be effective for up to five years and may be renewed on an annual rolling basis. In connection with the initial public offering of the Common Shares in September 1995, the shareholders authorized the Supervisory Board for a five-year period to limit or eliminate from time to time the preemptive rights of holders of Common Shares. This five-year period was set to expire on August 31, 2000. At the 1997 annual meeting of shareholders, the shareholders extended the authorization of the Supervisory Board until May 28, 2002.

         At the Annual Meeting, the shareholders will be asked to approve a further extension of this authority for a five-year period from the date of the Annual Meeting until May 28, 2003.

         The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to extend the authority of the Supervisory Board to limit or eliminate the preemptive rights of holders of Common Shares for a five-year period from the date of the Annual Meeting.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXTENSION OF THE AUTHORITY OF THE SUPERVISORY BOARD TO LIMIT OR ELIMINATE PREEMPTIVE RIGHTS OF HOLDERS OF COMMON SHARES UNTIL MAY 28, 2003, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 6.

               APPROVAL OF AN AMENDMENT TO ARTICLES OF ASSOCIATION
                      TO INCREASE AUTHORIZED COMMON SHARES

         The Board of Supervisory Directors believes that it is desirable for the shareholders to consider and act upon a proposal to amend the Company's Articles of Association. Pursuant to the proposal, the currently authorized common shares, par value $.03 NLG, will be increased from 30,000,000 to 100,000,000 common shares. In December 1997, the Board of Supervisory Directors issued a two-for-one stock split to shareholders of record on December 1, 1997, which resulted in an additional 12,039,803 shares issued to the shareholders.

         Of the 30,000,000 currently authorized common shares, as of December 31, 1997, 24,703,621 were issued. Of the remaining 5,296,379 authorized common shares, 1,785,000 were reserved for issuance in connection with the Company's stock option plans.

         Except for shares currently reserved as explained above, the Company does not now have any present plan, understanding or agreement to issue additional shares. However, the Board of Supervisory Directors believes that the proposed increase in authorized common shares is desirable to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, corporate mergers and acquisitions, financings, acquisitions of property, use in employee benefit plans, or other corporate purposes. The Board of Supervisory Directors will determine whether, when, and on what terms the issuance of common shares may be warranted in connection with any of the foregoing purposes.

         If the proposed amendment is approved, all or any of the authorized common shares may be issued without further action by the shareholders and, subject to restrictions imposed by Dutch law, without first offering such shares to the stockholders for subscription. The issuance of common shares otherwise than on a pro-rata basis to all holders of such stock would reduce the proportionate interests of such stockholders.

                  Pursuant to the proposal, the first sentence of Article 4 of the Articles of Association will be amended to read as follows:

                  "The authorized share capital of the company amounts to three million ninety thousand Dutch Guilders (3,090,000-NLG), divided into one hundred million (100,000,000) common shares and three million (3,000,000) preferred shares, each share with a par value of NLG .03 per share."

         Other than increasing the authorized common shares from 30,000,000 to 100,000,000, the proposed amendment in no way changes the Articles of Association.

         The Management Board and the Board of Supervisory Directors have unanimously adopted resolutions setting forth the proposed amendment to the Articles of Association, declaring its advisability and directing that the proposed amendment be submitted to the shareholders for their approval at the Annual Meeting on May 28, 1998.

         The affirmative vote of two-thirds of the votes present or represented by proxy and entitled to vote at the Annual Meeting and representing more than a majority of the issued shares is required to adopt the amendment to the Articles of Association to increase the authorized shares.

         THE BOARD OF SUPERVISORY DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

                                     ITEM 7.

         PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF ASSOCIATION TO ALLOW FOR DIVIDENDS OTHERWISE THAN IN CASH TO BE AUTHORIZED
                      BY THE BOARD OF SUPERVISORY DIRECTORS

         The Articles of Association, as currently in effect, require that dividends otherwise than in cash be approved at a general meeting of the shareholders. The Board of Supervisory Directors may in the future desire to issue stock dividends to the shareholders without the time and expense involved in calling a general meeting of the shareholders. To allow for this flexibility, the Management Board and the Board of Supervisory Directors have unanimously adopted resolutions to amend the Articles of Association and directing that the proposed amendment be submitted to the stockholders for their approval at the Annual Meeting.

         Pursuant to the proposed amendment, Article 25, paragraph 6, would be amended to read as follows:

                  "With due observance of the provisions in paragraph 4 of
         article 2:105 of the (Dutch) Civil Code and in paragraph 4 of this article, the board of supervisory directors may resolve that an interim dividend shall be paid. The board of supervisory directors may resolve that these interim dividends shall wholly or partly be paid otherwise than in cash."

         The affirmative vote of two-thirds of the votes present or represented by proxy and entitled to vote at the Annual Meeting and representing more than a majority of the issued shares is required to adopt the amendment to the Articles of Association to allow for dividends otherwise than in cash to be authorized by the Board of Supervisory Directors.

         THE BOARD OF SUPERVISORY DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

                                     ITEM 8.

     PROPOSAL TO RATIFY AND APPROVE AN INTERIM DIVIDEND TO SATISFY ANY DEBTS
              OTHERWISE OWED BY THE SHAREHOLDERS IN CONNECTION WITH
                    THE STOCK SPLIT EFFECTED IN DECEMBER 1997

         In November, 1997, the Supervisory Board authorized a 2-for-1 stock split to shareholders of record of the Company on December 16, 1997. Under U.S. law, this action would normally take the effect of a stock dividend to the shareholders. Currently, the Articles of Association provide that a stock dividend may be effected only upon approval by the shareholders at a meeting. As indicated in Item 7 above, the Company is proposing to amend the Articles of

Association to delete this requirement under Dutch law. Rather than hold a general meeting, the stock split was effected through the issuance of shares to a subsidiary and a distribution by the subsidiary of common shares to the shareholders. The structure normally would require the shareholders to pay up the par value of the shares. However, this obligation was ratified by Core Labs International B.V. for the shareholders, which technically then allowed such entity to have a claim for the amount of the obligation against the shareholders. These claims were later assigned to the Company. The Supervisory Board has adopted resolutions approving an interim dividend to the shareholders that will be used to offset this claim. Accordingly, no cash will be received by the shareholders by virtue of the dividend and there will be no tax effect on the shareholders. In the future, if the amendment to the Articles of Association are approved as set forth under Item 7, stock dividends may be issued upon approval of the Board of Supervisory Directors without a general meeting.

         The affirmative vote of two-thirds of the votes present or represented by proxy and entitled to vote at the Annual Meeting and representing more than a majority of the issued shares is required to approve an interim dividend to satisfy any debts otherwise owed by the shareholders in connection with the stock split effected in December 1997.

         THE BOARD OF SUPERVISORY DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSAL.

                                     ITEM 9.

               RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP
             AS INDEPENDENT PUBLIC AUDITORS OF THE COMPANY FOR 1998

         The Supervisory Board has appointed the firm of Arthur Andersen LLP as the Company's independent public auditors for the year ending December 31, 1998, subject to ratification by the shareholders. Arthur Andersen LLP has acted as the Company's auditors since inception. Representatives of Arthur Andersen LLP are not expected to be present at the Annual Meeting.

         The affirmative vote of holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Arthur Andersen LLP as the Company's independent public auditors for 1998.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP'S APPOINTMENT AS THE COMPANY'S INDEPENDENT PUBLIC AUDITORS FOR 1998, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                    ITEM 10.

                                  OTHER MATTERS

         The Supervisory Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                              SHAREHOLDER PROPOSALS

         Any proposal of a shareholder intended to be presented at the 1999 Annual Meeting of Shareholders must be received at the Company's principal executive offices no later than December 28, 1998 if the proposal is to be considered for inclusion in the Company's proxy statement relating to such meeting.

                                  By Order of the Board of Supervisory Directors


                                  Jacobus Schouten
                                  Supervisory Director

Amsterdam, The Netherlands
April 30, 1998



CORE LABORATORIES N.V. ANNUAL MEETING TO BE HELD ON 05/29/98                                CORE LABORATORIES N.V.
FOR HOLDERS AS OF 06/06/97      *ISSUER CONFIRMATION COPY-INFO ONLY*                        05/29/97                    1341 ITEM(S)
[      ]-0001                 THIS FORM IS PROVIDED FOR INFORMATIONAL                                               2375816 SHARE(S)
                              PURPOSES ONLY. PLEASE DO NOT USE IT FOR
                              VOTING PURPOSES.                                                        DIRECTORS
                                                                                               MARK "X" FOR ONLY ONE BOX
CUSIP:  N22717107
                                                 CONTROL NO.

DIRECTORS
---------
DIRECTORS RECOMMENDED: A VOTE FOR ELECTION OF THE FOLLOWING DIRECTORS                       1  [   ] FOR ALL NOMINEES
1 - BOB G. AGNEW, JACOBUS SCHOUTEN, JAMES A. READ, JOSEPH R. PERNA,
    DAVID M. DEMSHUR, TIMOTHY J. PROBERT, RICHARD L. BERGMARK,                                [   ] WITHHOLD ALL NOMINEES
    STEPHEN D. WEINROTH.
                                                                                               [   ] WITHHOLD AUTHORITY TO VOTE FOR
                                                                                                     ANY INDIVIDUAL NOMINEE. WRITE
                                                                                                     NUMBER(S) OF NOMINEES(S) BELOW.

                                                                                                USE NUMBER ONLY_____________________
                                                                                DIRECTORS
PROPOSAL(S)                                                                     RECOMMEND         FOR        AGAINST       ABSTAIN
----------                                                                      ---------

    2   -   APPROVAL OF ANNUAL ACCOUNTS.                                           FOR      2    [   ]        [   ]          [   ]
                                                                                             PLEASE INDICATE YOUR PROPOSAL SELECTION
                                                                                             BY PLACING AN "X" IN THE APPROPRIATE
                                                                                             NUMBERED BOX WITH BLUE OR BLACK INK
                                                                                             ONLY.  [ X ]

    3   -   APPROVAL OF EXTENSION OF AUTHORITY OF MANAGEMENT BOARD TO              FOR      3    [   ]        [   ]          [   ]
            REPURCHASE UP TO 10% OF THE OUTSTANDING SHARE CAPITAL OF THE                     SEE VOTING INSTRUCTION NO. 3 ON REVERSE
            COMPANY UNTIL NOVEMBER 28, 1999, AT A PRICE OF NOT MORE THAN                           [ DO NOT USE ] ACCOUNT NO:
            $200 PER SHARE.

                                                                                                  FOR        AGAINST       ABSTAIN
    4   -   APPROVAL OF EXTENSION OF AUTHORITY OF SUPERVISORY BOARD TO             FOR      4    [   ]        [   ]          [   ]
            ISSUE AND/OR TO GRANT RIGHTS (INCLUDING OPTIONS TO PURCHASE) ON                                       CUSIP: N22717107
            COMMON AND/OR PREFERRED SHARES OF THE COMPANY UNTIL MAY 28, 2002.                      [ DO NOT USE ] CONTROL NO.
                                                                                                   [ DO NOT USE ] CLIENT NO:
                                                                                                PLACE "X" HERE IF YOU PLAN TO VOTE
                                                                                                YOUR SHARES AT THE MEETING

                                                                                                            [ADP LOGO]

                                                                                                  FOR        AGAINST        ABSTAIN
    5   -   APPROVAL OF EXTENSION OF AUTHORITY OF SUPERVISORY BOARD TO LIMIT       FOR      5    [   ]        [   ]          [   ]
            OR ELIMINATE PREEMPTIVE RIGHTS OF HOLDERS OF COMMON SHARES UNTIL
            MAY 28, 2003.                                                                           [ DO NOT USE ]

    6   -   APPROVAL OF AN AMENDMENT TO THE ARTICLES OF ASSOCIATION, AS            FOR      6    [   ]        [   ]          [   ]
            AMENDED, TO INCREASE THE AUTHORIZED SHARE CAPITAL OF THE COMPANY                     57 MERCEDES WAY
            FROM 30,000,000 COMMON SHARES TO 100,000,000 COMMON SHARES.                          EDGEWOOD NV 11217

                                                                                                  FOR        AGAINST        ABSTAIN
    7   -   APPROVAL OF AN AMENDMENT TO THE ARTICLES OF ASSOCIATION, AS            FOR      7    [   ]        [   ]          [   ]
            AMENDED, TO PROVIDE THAT DIVIDENDS OTHERWISE THAN IN CASH MAY BE
            AUTHORIZED BY THE SUPERVISORY BOARD.

    8   -   APPROVE AN INTERIM DIVIDEND AUTHORIZED BY THE SUPERVISORY BOARD        FOR      8    [   ]        [   ]          [   ]
            TO SATISFY AMOUNTS OTHERWISE OWED BY THE SHAREHOLDERS UNDER THE LAWS
            OF THE NETHERLANDS FOR THE STOCK SPLIT EFFECTED IN DECEMBER 1997.                      [ DO NOT USE ]

    9   -   RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS                  FOR      9    [   ]        [   ]          [   ]
            INDEPENDENT PUBLIC AUDITORS OF THE COMPANY FOR 1997.
            *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE                             [ DO NOT USE ]
            MEETING OR ANY ADJOURNMENT THEREOF


            *NOTE* TIME OF MEETING: 10:00 A.M., ROTTERMAN, THE NETHERLANDS                         [ DO NOT USE ]
                                                                                               CORE LABORTORIES N.V.
                                                                                               5295 HOLLISTER ROAD
                                                                                               HOUSTON, TX 77048
                                                                                               ATTN:  JOHN BENSON


                                                                                                   [ DO NOT USE ]

                                                                                                   [ DO NOT USE ]

                                                                                                                              ,
                                                                                  ---------------------------------    -------  ---
                                                                                  SIGNATURES:                          DATE

                              VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

VOTING INSTRUCTION NUMBER 1 -

WE URGE YOU TO SEND IN YOUR INSTRUCTIONS SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. HOWEVER, THE RULES OF THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE. ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 2 -

WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE. WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS.

IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE. ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS.
EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 3 -

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN, AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

VOTING INSTRUCTION NUMBER 4 REMINDER - WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD OF THE SECURITIES.

PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

--------------------------------------------------------------------------------

SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.



      Please ensure you fold then detach and retain this portion of the
                           Voting Instruction Form